COMMERCIAL LINE OF CREDIT
AGREEMENT AND NOTE

_The First National Bank of Long Island
43 Glen Head Road
Glen Head, New York 11545-0067
(516)671-2172
www.fnbli.com
rose.florio@fnbli.com

LOAN NUMBER	AGREEMENT DATE	LOAN TERM	LINE OF CREDIT LIMIT	DRAW EXPIRATION DATE	MATURITY DATE
650004476	November 16, 2015	36 months	$150,000.00	November 16, 2018	November 16, 2018
LOAN PURPOSE: Expansion					

BORROWER INFORMATION

Amplitech, Inc
35-3 Carlough Road
BOHEMIA, NY 11716

LINE OF CREDIT AGREEMENT AND NOTE. This Commercial Line of Credit Agreement and Note will be referred to in this document as the "Agreement."

LENDER. "Lender" means _The First National Bank of Long Island whose address is 43 Glen Head Road, Glen Head, New York 11545-0067 , its successors and assigns.

BORROWER. "Borrower" means each person or legal entity who signs this Agreement.

PROMISE TO PAY. For value received, receipt of which is hereby acknowledged, on or before the Maturity Date, the Borrower promises to pay the principal amount of One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00) or such lesser amount as shall have been advanced by Lender, from time to time, to or on behalf of Borrower under the terms of this Agreement, and all interest on the outstanding principal balance and any other charges, including service charges, to the order of Lender at its office at the address noted above or at such other place as Lender may designate in writing. The Borrower will make all payments in lawful money of the United States of America.

PAYMENT SCHEDULE. This Agreement will be paid according to the following required payment schedule: Beginning on December 16, 2015, monthly payments equal to 2.780% of the outstanding balance plus accrued and unpaid interest. **APPLICATION OF PAYMENTS.** You may apply my payments to amounts owing in whatever order you choose unless a specific order is required by law.

AUTOMATIC DEDUCTION OF PAYMENTS. Borrower acknowledges that Lender will deduct each payment amount from the account(s) maintained by the Borrower with Lender or such other account(s) as Borrower has so authorized Lender. Accordingly, the Borrower hereby irrevocably authorizes Lender to automatically deduct each payment from any of those accounts. The failure or inability of Lender to automatically deduct such payments shall not affect Borrower's obligation to pay such principal and interest as and when due and payable.

INTEREST RATE AND SCHEDULED PAYMENT CHANGES. Interest will begin to accrue on the date of this Agreement. The initial variable interest rate on this Agreement will be 5.250% per annum. This interest rate may change on November 17, 2015, and every day thereafter. Each date on which the interest rate may change is called the "Change Date." Beginning with the first Change Date, Lender will calculate the new interest rate based on Wall Street Journal Prime Rate in effect on the Change Date (the "Index") plus 2.000 percentage points (the "Margin"). If the Index is not available at that time, Lender will choose a new Index which is based on comparable information. The Index is used solely to establish a base from which the actual rate of interest payable under this Agreement will be calculated, and is not a reference to any actual rate of interest charged by any lender to any particular borrower. The interest rate will never be greater than 25.000% or less than 5.000%.

Nothing contained herein shall be construed as to require the Borrower to pay interest at a greater rate than the maximum allowed by law. If, however, from any circumstances, Borrower pays interest at a greater rate than the maximum allowed by law, the obligation to be fulfilled will be reduced to an amount computed at the highest rate of interest permissible under applicable law and if, for any reason whatsoever, Lender ever receives interest in an amount which would be deemed unlawful under applicable law, such interest shall be automatically applied to amounts owed, in Lender's sole discretion, or as otherwise allowed by applicable law. An increase in the interest rate will cause a change in the payment amount. Interest on this Agreement is calculated on a Actual/360 Day basis. The unpaid balance of this loan shall, after an Event of Default exists under this Agreement or any other agreement related to the loan, be subject to a default rate of interest equal to 5.000 percentage points over the applicable interest rate in effect, calculated as described above in the section "Interest Rate", and after the Maturity Date, whether by acceleration or otherwise, shall be subject to a post-maturity rate of interest equal to the same fixed or variable rate basis in effect before maturity.

LATE PAYMENT CHARGE. If any required payment is more than 10 days late, then at Lender's option, Lender will assess a late payment charge of 5.000% of the amount of the regularly scheduled payment then past due.

LINE OF CREDIT TERMS. This Agreement is discretionary. The Borrower acknowledges and agrees that although the Borrower may from time to time request an advance under this Agreement up to a maximum amount equal to the Line of Credit Limit, the Lender in no way is obligated to make such advance and all advances will be made by Lender in its sole and absolute discretion and subject to the terms and conditions of this Agreement.

Advances.

- Advances under this Agreement may only be requested in writing by the Borrower or by an authorized person.
- The initial advance will be in the amount of $63,990.78.
- The total of all advances requested and unpaid principal cannot exceed One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00).
- All advances made will be charged to a loan account in Borrower's name on Lender's books, and the Lender shall debit such account the amount of each advance made to, and credit to such account the amount of each repayment made by Borrower.

Suspension and Termination. Advances under this Agreement will be available until the earlier to occur of (a) November 16, 2018, (b) the date the Line of Credit is cancelled by Borrower, or (c) the date the Line of Credit is cancelled by the Lender due to an occurrence of an Event of Default (collectively, the "Draw Expiration Date"). From and after the Draw Expiration Date, no further advances will be made available to Borrower. The date this Line of Credit expires is on the earlier to occur of (a) November 16, 2018, (b) the date the Line of Credit is cancelled by Borrower, or (c) the date the Line of Credit is cancelled by the Lender due to an occurrence of an Event of Default (collectively, the "Maturity Date").

SECURITY TO NOTE. Security (the "Collateral") for this Agreement is granted pursuant to the following security document(s):

- Security Agreement dated November 16, 2015, executed by Amplitech, Inc, evidencing security interest in ALL ASSETS: All of the right, title and interest of the debtor in and to equipment, inventory, furnishings, fixtures, contract rights, accounts receivable, work in progress and general intangibles, now owned or hereafter acquired by the debtor, wherever located. All products and proceeds of the collateral..

GUARANTY. In support of this transaction, a Guaranty dated November 16, 2015 has been executed by Fawad Maqbool.

RIGHT OF SET-OFF. To the extent permitted by law, Borrower agrees that Lender has the right to set-off any amount due and payable under this Agreement, whether matured or unmatured, against any amount owing by Lender to Borrower including any or all of Borrower's accounts with Lender. This shall include all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. Such right of set-off may be exercised by Lender against Borrower or against any assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of Borrower, or against anyone else claiming through or against Borrower or such assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off has not been exercised by Lender prior to the making, filing or issuance or service upon Lender of, or of notice of, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena or order or warrant. Lender will not be liable for the dishonor of any check when the dishonor occurs because Lender set-off a debt against Borrower's account. Borrower agrees to hold Lender harmless from any claim arising as a result of Lender exercising Lender's right to set-off.

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, security agreements, mortgages, deeds of trust, deeds to secure debt, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments and any other documents or agreements executed in connection with this Agreement whether now or hereafter existing, including any modifications, extensions, substitutions or renewals of any of the foregoing. The Related Documents are hereby made a part of this Agreement by reference thereto, with the same force and effect as if fully set forth herein.

DEFAULT. Upon the occurrence of any one of the following events (each, an "Event of Default" or "default" or "event of default"), Lender's obligations, if any, to make any advances will, at Lender's option, immediately terminate and Lender, at its option, may declare all indebtedness of Borrower to Lender under this Agreement immediately due and payable without further notice of any kind notwithstanding anything to the contrary in this Agreement or any other agreement: (a) Borrower's failure to make any payment on time or in the amount due; (b) any default by Borrower under the terms of this Agreement or any other Related Documents executed in connection with this Agreement; (c) any default by Borrower under the terms of any Related Documents in favor of Lender; (d) the death, dissolution, or termination of existence of Borrower or any guarantor; (e) Borrower is not paying Borrower's debts as such debts become due; (f) the commencement of any proceeding under bankruptcy or insolvency laws by or against Borrower or any guarantor or the appointment of a receiver; (g) any default under the terms of any other indebtedness of Borrower to any other creditor; (h) any writ of attachment, garnishment, execution, tax lien or similar instrument is issued against any collateral securing the loan, if any, or any of Borrower's property or any judgment is entered against Borrower or any guarantor; (i) any part of Borrower's business is sold to or merged with any other business, individual, or entity; (j) any representation or warranty made by Borrower to Lender in any of the Related Documents or any financial statement delivered to Lender proves to have been false in any material respect as of the time when made or given; (k) if any guarantor, or any other party to any Related Documents in favor of Lender entered into or delivered in connection with this Agreement terminates, attempts to terminate or defaults under any such Related Documents; (l) Lender has deemed itself insecure or there has been a material adverse change of condition of the financial prospects of Borrower or any collateral securing the obligations owing to Lender by Borrower. Upon the occurrence of an event of default, Lender may pursue any remedy available under any Related Document, at law or in equity.

GENERAL WAIVERS. To the extent permitted by law, the Borrower severally waives any required notice of presentment, demand, acceleration, intent to accelerate, protest and any other notice and defense due to extensions of time or other indulgence by Lender or to any substitution or release of collateral. No failure or delay on the part of Lender, and no course of dealing between Borrower and Lender, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

JOINT AND SEVERAL LIABILITY. If permitted by law, each Borrower executing this Agreement is jointly and severally bound.

SEVERABILITY. If a court of competent jurisdiction determines any term or provision of this Agreement is invalid or prohibited by applicable law, that term or provision will be ineffective to the extent required. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Agreement without invalidating the remainder of either the affected provision or this Agreement.

SURVIVAL. The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this Agreement shall be binding on all heirs, executors, administrators, assigns and successors of Borrower.

ASSIGNABILITY. Lender may assign, pledge or otherwise transfer this Agreement or any of its rights and powers under this Agreement without notice, with all or any of the obligations owing to Lender by Borrower, and in such event the assignee shall have the same rights as if originally named herein in place of Lender. Borrower may not assign this Agreement or any benefit accruing to it hereunder without the express written consent of the Lender.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

GOVERNING LAW. This Agreement is governed by the laws of the state of New York except to the extent that federal law controls.

HEADING AND GENDER. The headings preceding text in this Agreement are for general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading. All words used in this Agreement shall be construed to be of such gender or number as the circumstances require.

ATTORNEYS' FEES AND OTHER COSTS. Borrower agrees to pay all of Lender's costs and expenses in connection with the enforcement of this Agreement including, without limitation, reasonable attorneys' fees, to the extent permitted by law.

ADDITIONAL PROVISIONS. ANNUAL FEE $50.00

WAIVER OF JURY TRIAL. All parties to this Agreement hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Agreement or any other instrument, document or agreement executed or delivered in connection with this Agreement or the Related Documents.

By signing this Agreement, Borrower acknowledges reading, understanding, and agreeing to all its provisions and receipt hereof.

Amplitech, Inc

Fawad Maqbool 11-16-15

By: Fawad Maqbool Date

Its: President

COMMERCIAL SECURITY AGREEMENT

_The First National Bank of Long Island
43 Glen Head Road
Glen Head, New York 11545-0067
(516)671-2172
www.fnbli.com
rose.florio@fnbli.com

LOAN NUMBER	AGREEMENT DATE	
650004476	November 16, 2015	

BORROWER INFORMATION

Amplitech, Inc
35-3 Carlough Road
BOHEMIA, NY 11716

COLLATERAL OWNER INFORMATION

Amplitech, Inc
35-3 Carlough Road
BOHEMIA, NY 11716

AGREEMENT. For purposes of this document, the term "Agreement" is used when reference is made to this Commercial Security Agreement.

LENDER. "Lender" means _The First National Bank of Long Island whose address is 43 Glen Head Road, Glen Head, New York 11545-0067, its successors and assigns.

DEBTOR. For purposes of this Agreement, "Debtor" refers to any party to this Agreement, whose name and address is recited above, and who executes this Agreement.

SECURITY INTEREST GRANT. Debtor, in consideration of the Obligations to Lender, as defined in the "OBLIGATIONS" provision below, hereby agrees to all of the terms of this Agreement and further hereby specifically grants Lender a continuing security interest in the Collateral as defined in the "DESCRIPTION OF COLLATERAL" provision below. Debtor further grants Lender a security interest in the proceeds of said Collateral; the proceeds of hazard insurance and eminent domain or condemnation awards involving the Collateral; all products of, and accessions to, such Collateral or interests therein; any and all deposits or other sums at any time credited by or due from Lender to Debtor; and any and all instruments, documents, policies, and certificates of insurance, securities, goods, accounts receivable, choses in action, chattel paper, cash, property, and the proceeds thereof (whether or not the same are Collateral or proceeds thereof hereunder), owned by Debtor or in which Debtor has an interest which are now or at any time hereafter in possession or control of Lender, or in transit by mail or carrier to or from Lender, or in possession of any third party acting on Lender's behalf, without regard to whether Lender received the same in pledge, for safekeeping, as agent or otherwise, or whether Lender has conditionally released the same. Debtor's grant of a continuing security interest in the foregoing described Collateral secures to Lender the payment of all loans, advances, and extensions of credit from Lender to Borrower, including all renewals and extensions thereof, and any and all obligations of every kind whatsoever, whether heretofore, now, or hereafter existing or arising between Lender and Borrower and howsoever incurred or evidenced, whether primary, secondary, contingent, or otherwise.

OBLIGATIONS. As used in this Agreement, the term "Obligations" shall mean any and all of Debtor's obligations to Lender, whether they arise under this Agreement or the note, loan agreement, guaranty, or other evidence of debt executed in connection with this Agreement, or under any other mortgage, trust deed, deed of trust, security deed, security agreement, note, lease, instrument, contract, document, or other similar writing heretofore, now, or hereafter executed by the Borrower to Lender, including any renewals, extensions and modifications thereof, and including oral agreements and obligations arising by operation of law. The Obligations shall also include all expenditures that Lender may make under the terms of this Agreement or for the benefit of Borrower or Debtor, all interest, costs, expenses, and attorneys' fees accruing to or incurred by Lender in enforcing the Obligations or in the protection, maintenance, preservation, or liquidation of the Collateral, and any of the foregoing that may arise after the filing of any petition by or against Borrower or Debtor under the Bankruptcy Code, irrespective of whether the obligations do not accrue because of the automatic stay under Bankruptcy Code Section 362 or otherwise.

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, security agreements, prior mortgages, prior deeds of trust, prior deeds to secure debt, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments of leases and rents and any other documents or agreements executed in connection with this Agreement whether now or hereafter existing, including any modifications, extensions, substitutions or renewals of any of the foregoing. The Related Documents are hereby made a part of this Agreement by reference thereto, with the same force and effect as if fully set forth herein.

DESCRIPTION OF COLLATERAL. The collateral covered by this Agreement (the "Collateral") is all of Debtor's assets including, without limitation, documents, documents of title (including, without limitation, warehouse receipts and bills of lading), "As-Extracted Collateral," "Fixtures," "Goods," and all of the Debtor's property described below which the Debtor now owns or may hereafter acquire or create and all

proceeds and products thereof, whether tangible or intangible, including proceeds of insurance and which may include, but shall not be limited to, any items listed on any schedule or list attached hereto. The Collateral described has the meanings contained in the Uniform Commercial Code as adopted in the state where the Lender is located.

Equipment. "Equipment" shall consist of all goods of the Debtor that are not inventory, farm products, or consumer goods. Equipment includes, but is not limited to, all equipment and fixtures of every nature and description whatsoever, now owned or hereafter acquired by Debtor, wherever located, including all machinery, manufacturing equipment, shop equipment, furnishings, furniture, record keeping equipment, and vehicles, together with all accessions, parts, imbedded software, attachments, accessories, tools, and dies, or appurtenances thereto intended for use in connection therewith, and all substitutions, betterments, and replacements thereof and additions thereto.

Accounts. "Accounts" consist of the Debtor's right to payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; (ii) for services rendered or to be rendered; (iii) for a policy of insurance issued or to be issued; (iv) for a secondary obligation incurred or to be incurred; (v) for energy provided or to be provided; (vi) for the use or hire of a vessel under a charter or other contract; (vii) arising out of the use of a credit card or charge card or information contained on or for use with the card; (viii) as winnings in a lottery or other game of chance operated or sponsored by a state, governmental unit of a state, or person licensed or authorized to operate the game by a state or governmental unit of a state; or (ix) for health-care-insurance receivables.

Inventory. "Inventory" consists of all inventory and goods, other than farm products, which (i) are leased by Debtor as lessor, (ii) are held by Debtor for sale or lease or to be furnished under a contract of service, (iii) are furnished by Debtor under a contract of service, or (iv) consist of raw materials, work in process, or materials used or consumed in business.

Instruments. "Instruments" consist of all negotiable instruments and other writings owned or acquired by the Debtor that evidence a right to the payment of a monetary obligation, and are of a type that in the ordinary course of business are transferred by delivery with all necessary endorsements or assignments. Instruments are not themselves security agreements or leases. The term does not include investment property, letters of credit, or writings that evidence a right to payment arising out of the use of a credit or charge card or information contained on or for use with the card.

General Intangibles. "General Intangibles" shall consist of all personal property now owned or hereafter acquired by the Debtor, including things in action, other than accounts, chattel paper, commercial tort claims, deposit accounts, goods, instruments, investment property, letter of credit rights, letters of credit, money, and oil, gas, or other minerals before extraction. General Intangibles shall also include all payment intangibles now held or hereafter acquired by Debtor and all software now owned or hereafter acquired by Debtor, which is not encompassed by the term "Goods," and all supporting information pertaining or relating thereto. General Intangibles include, but are not limited to, intellectual property, rights that arise under a license of intellectual property, including the right to exploit the intellectual property without liability for infringement, and the right to payment of a loan of funds that is not evidenced by chattel paper or an instrument.

Investment Property. "Investment Property" shall consist of all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodities contracts, and commodities accounts now held or hereafter acquired by the Debtor, together with all contracts, instruments, and general intangibles related thereto and all monies, income, proceeds, and benefits attributable or accruing to said property, including, but not limited to, all stock rights, options, rights to subscribe, dividends, liquidating dividends, stock dividends, dividends paid in stock, new securities, and the properties and benefits to which the Debtor is, or may hereafter become, entitled to receive on account of said property.

Chattel Paper. "Chattel Paper" shall consist of all records now held or hereafter acquired by Debtor that evidence both a monetary obligation and a security interest in specific goods, a security interest in specific goods and software used in the goods, a security interest in specific goods and license of software used in the goods, a lease of specific goods, or a lease of specific goods and license of software used in the goods. In this paragraph, "monetary obligation" means a monetary obligation secured by the goods or owed under a lease of the goods and includes a monetary obligation with respect to software used in the goods. The term does not include (i) charters or other contracts involving the use or hire of a vessel, or (ii) records that evidence a right to payment arising out of the use of a credit card or charge card of information contained on or for use with the card. If a transaction is evidenced by records that include an instrument or series of instruments, the group of records taken together constitutes chattel paper. The definition of chattel paper includes electronic chattel paper. Debtor agrees that it will assist Lender in obtaining control of electronic chattel paper by (i) creating a single authoritative copy of the record(s) existing which is unique and identifiable, (ii) ensuring that the authoritative copy identifies the Lender as the assignee of the record(s), and (iii) ensuring that the authoritative copy is communicated to and maintained by the Lender or its designated custodian. Copies or revisions that add or change an identified assignee of the authoritative copy can be made only with the participation of the Lender. Debtor agrees that each copy or authoritative copy and any copy of a copy shall be readily identifiable as a copy that is not the authoritative copy, and any revision of any authoritative copy is readily identifiable as an authorized or unauthorized revision.

Titled Vehicle. "Titled Vehicle" consists of any and all vehicle(s) and all additions and accessions to the vehicle(s), and any replacements and substitutions of the vehicle(s). It also includes all documents of title related to the vehicle(s) as well as all products, rents, and proceeds of the vehicle(s).

Deposit Accounts. "Deposit Accounts" shall consist of all demand, time, savings, passbook, and similar deposit accounts which are now or are hereafter held by the Debtor in Lender's institution, or maintained in another bank ("Bank") and for which Debtor, Lender and Bank have entered into a duly executed Control Agreement (as used herein, the term "Bank" means an organization that is engaged in the business of banking, and includes banks, savings banks, savings and loan associations, credit unions, and trust companies), unless the deposit is a type of qualifying tax-deferred account as defined in the Internal Revenue Code, as currently in effect and amended from time to time (e.g. Individual Retirement Arrangements, qualified retirement plans, Health Savings Accounts, etc.).

WARRANTIES. The Debtor warrants the following: Debtor has or will acquire free and clear title to all of the Collateral, unless otherwise provided herein; the security interest granted to the Lender shall be a first security interest, and the Debtor will defend same to the Lender against the claims and demands of all persons; the Debtor will fully cooperate in placing or maintaining Lender's lien or security interest; the Debtor agrees not to allow or permit any lien, security interest, adverse claim, charge, or encumbrance of any kind against the Collateral or any part thereof, without the Lender's prior written consent; all of the Collateral is located in the state of the Debtor's address specified at the beginning of this Agreement, unless otherwise certified to and agreed to by the Lender, or, alternatively, is in possession of the Lender; the Debtor will not remove or change the location of any Collateral without the Lender's prior written consent; the Debtor will use the Collateral only in the conduct of its own business, in a careful and proper manner; the Debtor will not use the Collateral or permit it to be used for any unlawful purpose; except as otherwise provided in this Agreement with respect to inventory, Debtor will not, without the Lender's prior written consent, sell, assign, transfer, lease, charter, encumber, hypothecate, or dispose of the Collateral, or any part thereof, or any interest therein, nor will Debtor offer to sell, assign, transfer, lease, charter, encumber, hypothecate, or dispose of the Collateral, or any part thereof, or any interest therein; the Debtor will not conduct business under any name other than that given at the beginning of this Agreement, nor change, nor reorganize the type of business entity as described, except upon the prior written approval of the Lender, in which event the Debtor agrees to execute any documentation of whatsoever character or nature demanded by the Lender for filing or recording, at the Debtor's expense, before such change occurs; the information regarding Debtor's state of organization or formation as set forth in the Resolution is correct, and Debtor further warrants that Debtor will not change Debtor's state of organization or formation without Lender's prior written consent and will assist Lender with any changes to any documents, filings, or other records resulting or required therefrom; the Debtor will keep all records of account, documents, evidence of title, and all other documentation regarding its business and the Collateral at the address specified at the beginning of this Agreement, unless notice thereof is given to the Lender at least ten (10) days prior to the change of any address for the keeping of such records; the Debtor will, at all times, maintain the Collateral in good condition and repair and will not sell or remove same except as to inventory in the ordinary course of business; the Debtor is a legally created business entity, as described before, and it has the power, and the person signing is duly authorized, to enter into this Agreement; the execution of this Agreement will not create any breach of any provision of the Debtor's organizational documents (Articles of Incorporation and By-Laws if the Debtor is a corporation, Articles of Organization and Operating Agreement if the Debtor is a limited liability company, or Certificate of Limited Partnership (if applicable) or Partnership Agreement if the Debtor is a partnership), or any other agreement to which the Debtor is or may become a party; all financial information and statements delivered by the Debtor to the Lender to obtain loans and extensions of credit are true and correct and are prepared in accordance with generally accepted accounting principles; there has been no material adverse change in the financial condition of the Debtor since it last submitted any financial information to the Lender; there are no actions or proceedings, including set-off or counterclaim, which are threatened or pending against the Debtor which may result in any material adverse change in the Debtor's financial condition or which might materially affect any of the Debtor's assets; and the Debtor has duly filed all federal, state, municipal, and other governmental tax returns, and has obtained all licenses, permits, and the like which the Debtor is required by law to file or obtain, and all such taxes and fees for such licenses and permits required to be paid, have been paid in full.

INSURANCE. The Debtor agrees that it will, at its own expense, fully insure the Collateral against all loss or damage for any risk of whatsoever nature in such amounts, with such companies, and under such policies as shall be satisfactory to the Lender. All policies shall expressly provide that the Lender shall be the loss payee or, alternatively, if requested by Lender, mortgagee. The Lender is granted a security interest in the proceeds of such insurance and may apply such proceeds as it may receive toward the payment of the Obligations, whether or not due, in such order as the Lender may in its sole discretion determine. The Debtor agrees to maintain, at its own expense, public liability and property damage insurance upon all its other property, to provide such policies in such form as the Lender may approve, and to furnish the Lender with copies of other evidence of such policies and evidence of the payments of the premiums thereon. All policies of insurance shall provide for a minimum 30 days' written notice of cancellation to Lender. At the request of Lender, such policies of insurance shall be delivered to and held by Lender. Debtor agrees that Lender is authorized to act as attorney for Debtor in obtaining, adjusting, settling, and canceling such insurance and endorsing any drafts or instruments issued or connected with such insurance. Debtor specifically authorizes Lender to disclose information obtained in conjunction with this Agreement and from policies of insurance to prospective insurers of the Collateral. If the Debtor at any time fails to obtain or to maintain any of the insurance required above or pay any premium in whole or in part relating thereto, the Lender, without waiving any default hereunder, may make such payment or obtain such policies as the Lender, in its sole discretion, deems advisable to protect the Debtor's property. All costs incurred by the Lender, including reasonable attorneys' fees, court costs, expenses, and other charges thereby incurred, shall become a part of the Obligations and shall be payable on demand.

ACCOUNTS. As of the time any account becomes subject to the security interest (or pledge or assignment as applicable) granted hereby, Debtor shall be deemed further to have warranted as to each and all of such accounts as follows: (a) each account and all papers and documents relating thereto are genuine and in all respects what they purport to be; (b) each account is valid and subsisting and arises out of a bona fide sale of goods sold and delivered to, or out of and for services theretofore actually rendered by Debtor to, the account debtor named in the account or other bona fide transaction; (c) the amount of the account represented as owing is the correct amount actually and unconditionally owing except for normal cash discounts and is not subject to any setoffs, credits, defenses, or countercharges; and (d) Debtor is the owner thereof free and clear of any charges, liens, security interests, adverse claims, and encumbrances of any and every nature whatsoever.

Lender shall have the right in its own name or in the name of the Debtor, whether before or after default, to require Debtor: (1) to transmit all proceeds of collection of accounts to Lender; (2) to notify any and all account debtors to make payments of the accounts directly to Lender; (3) to demand, collect, receive, receipt for, sue for, compound, and give acquittal for, any and all amounts due or to become due on the accounts and to endorse the name of the Debtor on all commercial paper given in payment or part payment thereof; and (4) in Lender's discretion, to file any claim or take any other action or proceeding that Lender may deem necessary or appropriate to protect and preserve and realize upon the accounts and related Collateral.

Unless and until Lender elects to collect accounts, and the privilege of Debtor to collect accounts is revoked by Lender in writing, Debtor shall continue to collect accounts, account for same to Lender, shall not commingle the proceeds of collections of accounts with any funds of the Debtor, and shall deposit such proceeds in an account with Lender. In order to assure collection of accounts in which Lender has an interest hereunder, Lender may notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Lender may designate, open and dispose of such mail, and receive the collections of accounts included therewith. Lender shall have no duty or obligation whatsoever to collect any account or to take any other action or preserve or protect the Collateral; however, should Lender elect to collect any account or take possession of the Collateral, Debtor releases Lender from any claim or claims for loss or damage arising from any act or omission in connection therewith, and costs of collection incurred by Lender shall be an obligation secured hereby and constitute a portion of the Obligations.

Upon request by Lender, whether before or after default, Debtor shall take such action and execute and deliver such documents as Lender may reasonably request in order to identify, confirm, mark, segregate, and assign accounts and to evidence Lender's interest in same. Without limiting the foregoing Debtor, upon request, agrees to assign accounts to Lender, identify and mark accounts as being subject to the security interest for pledge (or assignment as applicable) granted hereby, mark Debtor's books and records to reflect such assignments, and forthwith to transmit to Lender in the form as received by Debtor any and all proceeds of collection of such accounts.

Debtor will deliver to Lender, prior to the 10th day of each month, or with such other frequency as Lender may request, a written report in form and content satisfactory to Lender, showing a listing and aging of accounts and such other information as Lender may request from time to time. Debtor shall immediately notify Lender of the assertion by any account debtor of any setoff, defense, or claim regarding an account or any other matter adversely affecting an account.

Returned or repossessed goods arising from or relating to any accounts included within the Collateral shall, if requested by Lender, be held separate and apart from any other property. Debtor, on request by Lender, but not less than weekly even though no request has been made, shall report to Lender identifying information with respect to any such goods relating to accounts included in transactions under this Agreement.

INVENTORY. Debtor will deliver to Lender prior to the 10th day of each month, or on such other frequency as Lender may request, a written report in form and content satisfactory to Lender, with respect to the preceding month or other applicable period showing Debtor's opening inventory, inventory acquired, inventory sold, inventory returned, inventory used in Debtor's business, closing inventory, and other inventory not with the preceding categories, and such other information as Lender may request from time to time. Debtor shall immediately notify Lender of any matter adversely affecting the inventory, including, without limitation, any event causing loss or depreciation in the value of the inventory and the amount of such possible loss or depreciation.

Debtor will promptly notify Lender in writing of any addition to, change in, or discontinuance of its place(s) of business as shown in this Agreement, and the location of the office where it keeps its records. All Collateral will be located at the place(s) of business shown herein, as modified by any written notice(s) given pursuant hereto.

Unless and until the privilege of Debtor to use inventory in the ordinary course of Debtor's business is revoked by Lender in the event of default or if Lender deems itself insecure, Debtor may use the inventory in any manner not inconsistent with this Agreement, may sell that part of the Collateral consisting of inventory provided that all such sales are in the ordinary course of business, and may use and consume any raw materials or supplies that are necessary in order to carry on Debtor's business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

All accounts that arise from the sale of the inventory included within the Collateral shall be subject to all of the terms and provisions hereof pertaining to accounts.

Debtor shall take all action necessary to protect and preserve the inventory.

INSTRUMENTS. Debtor shall immediately deliver to Lender all instruments included in the Collateral. Negotiable instruments shall be endorsed to the order of Lender. With respect to other writing(s) evidencing a right to the payment of money that, in the ordinary course of business, is transferred by delivery with any necessary endorsement or assignment, Debtor shall deliver to Lender and to any third-party issuer a document of assignment in a form and content satisfactory to Lender assigning the Debtor's rights in the said writing(s), and the third-party issuer shall acknowledge receipt of notice of the assignment.

Debtor agrees that Lender may, at any time (whether before or after default) and in its sole discretion, surrender for payment and obtain payment of any portion of the Collateral.

Any and all replacement instruments and other benefits and proceeds related to the Collateral that are received by the Debtor shall be held by Debtor in trust for lender and immediately delivered to Lender to be held as part of the Collateral.

DEPOSIT ACCOUNTS. Debtor shall immediately deliver to Lender all certificated certificates of deposit included in the Collateral. Negotiable certificates of deposit shall be endorsed to the order of Lender. Debtor shall execute any and all other documents necessary to provide an appropriate security interest in any account with Lender. With respect to deposit accounts held in another Bank, Debtor shall deliver to Lender a control agreement ("Control Agreement") in a form and content satisfactory to Lender assigning the Debtor's rights in the deposit account to Lender, and the Bank shall acknowledge receipt of the Control Agreement. The Control Agreement must be in a form that provides that the Bank will comply with any instruction originated by the Lender directing disposition of funds in the Deposit Account without further consent of the Debtor. The form of Control Agreement must be in a form satisfactory to the Lender, and must provide that said Bank will comply with a directive originated by the Lender and will not comply with any directive of the Debtor without the additional written consent of the Lender.

Debtor agrees that Lender may, at any time (whether before or after default) and in its sole discretion, surrender for payment and obtain payment of any portion of the Collateral, whether such have matured or the exercise of the Lender's rights results in a loss of interest or principal or other penalty on such deposits, and, in connection therewith, cause payments to be made directly to Lender.

Any and all replacement or renewal certificates and other benefits and proceeds related to the Collateral that are received by the Debtor shall be held by Debtor in trust for Lender and immediately delivered to Lender to be held as part of the Collateral.

Without limiting the foregoing, it is specifically understood and agreed that Lender shall have no responsibility for ascertaining any maturities or similar matters relating to any of the Collateral or for informing Debtor with respect to any such matters (irrespective of whether lender actually has, or may be deemed to have, knowledge thereof).

INVESTMENT PROPERTY. Immediately upon the execution of this Agreement or Debtor's acquiring rights in the Collateral, Debtor shall: (a) If the Collateral includes certificated securities to Lender and if the certificate is in registered form, register it in the name of Lender or deliver to Lender with the certificate a stock power satisfactory in form and substance to Lender. (b) If the Collateral includes uncertificated securities directly held by Debtor, transfer such securities from Debtor to Lender on the books of the issuer or cause the issuer to enter into and deliver to Lender a control agreement with Debtor and Lender, having a form and substance satisfactory to Lender, providing that issuer will comply with instructions originated by Lender without further consent of the registered owner and issuer will not follow instructions originated by Debtor without the Lender's written consent. (c) If the Collateral includes security entitlements, security accounts, or commodity accounts, cause the Lender to become the holder of the entitlements or accounts or cause the securities intermediary and/or the commodity intermediary to enter into and deliver to Lender an agreement with Debtor and Lender, in a form and substance satisfactory to Lender, providing that said intermediary will comply with entitlements or orders originated by Lender without further consent by Debtor and will not comply with orders originated by Debtor without Lender's written consent. (d) If the Collateral includes commodity contracts, cause the commodity intermediary to enter into and deliver to Lender an agreement with Debtor and Lender, in a form and substance satisfactory to Lender, that said intermediary will apply any value distributed on account of the commodity contract as directed by Lender without further consent by the commodity customer and will not comply with orders originated by Debtor without Lender's written consent.

Upon demand by Lender, Debtor shall execute, assign, and endorse all proxies, applications, acceptances, stock powers, chattel paper, documents, instruments, or other evidence of payment or writing constituting or relating to any of the Collateral, all in such form and substance as may be satisfactory to Lender.

Lender shall also have a security interest in all investment property, rights, and interest of every description at any time issued or issuable as an addition to, in substitution of exchange for, or with respect to the Collateral, including, without limitation, shares issued as dividends or as the result of any reclassifications, merger, spin-off, or other reorganization. Debtor shall deliver promptly to Lender in the exact form received, any such securities or other property which come into the possession, custody, or control of Debtor, and shall with respect to such property transfer control to Lender in accord with the paragraphs above.

In its discretion and without notice to Debtor, the Lender may take any one or more of the following actions, without liability except to account for the property actually received: (a) transfer or register in its name or the name of its nominee any of the Collateral, with or without liability except to account for the property actually received; (b) transfer or register in its name or the name of its nominee any of the Collateral, with or without identification of the security interest herein created, and whether or not so transferred or registered, receive the income, dividends and other distributions thereon and hold them to apply them to the Obligations in any order of priority; (c) to the fullest extent possible under applicable law, exercise or cause to be exercised all voting and corporate powers with respect to any of the Collateral, including all rights of conversion, exchange, subscription, and any other rights, privileges, or options pertaining to such Collateral, as if the absolute owner thereof; (d) exchange any of the Collateral for other property upon a reorganization, recapitalization, or other readjustment and, in connection therewith, deposit any of the Collateral with any committee or depository upon such terms as the Lender may determine; and (e) in its absolute discretion to exercise or to withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Lender in this Agreement, without duty to do so and without responsibility for any failure to do so or to delay in so doing.

Without limiting any other right of Lender, on default the Lender may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing, or process of law of any kind, sell any or all of the Collateral, free of all rights and claims of the Debtor therein or thereto, on any recognized market or exchange at any price reasonably consistent with the market price occurring at the time of the sale of the Collateral and, notwithstanding any recent or current decreases or increases in that market price, the sale of the Collateral on such recognized market or exchange shall be deemed reasonable if conducted under ordinary terms regardless of how soon after default the Lender sells such Collateral.

ADDITIONAL COLLATERAL. In the event that Lender should, at any time, determine that the Collateral or Lender's security interest in the Collateral is impaired, insufficient, or has declined or may decline in value, or if Lender should deem that payment of the Obligations is insecure, time being of the very essence, then Lender may require, and Debtor agrees to furnish, additional Collateral that is satisfactory to Lender. Lender's request for additional collateral may be oral or in writing delivered by United States mail addressed to Debtor and shall not affect any other subsequent right of the Lender to request additional Collateral.

FINANCING STATEMENT(S) AND LIEN PERFECTION. Lender is authorized to file a conforming financing statement or statements to perfect its security interest in the Collateral, as provided in Revised Article 9, Uniform Commercial Code - Secured Transactions. Debtor agrees to provide such information, supplements, and other documents as Lender may from time to time require to supplement or amend such financing statement filings, in order to comply with applicable state or federal law and to preserve and protect the Lender's rights in the Collateral. The Debtor further grants the Lender a power of attorney to execute any and all documents necessary for the Lender to perfect or maintain perfection of its security interest in the Collateral, and to change or correct any error on any financing statement or any other document necessary for proper placement of a lien on any Collateral which is subject to this Agreement.

LANDLORD'S WAIVER. Upon request, Debtor shall furnish to Lender, in a form and upon such terms as are acceptable to Lender, a landlord's waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises.

RELATIONSHIP TO OTHER AGREEMENTS. This Agreement and the security interests (and pledges and assignments, as applicable) herein granted are in addition to (and not in substitution, novation or discharge of) any and all prior or contemporaneous security agreements, security interest, pledges, assignments, mortgages, liens, rights, titles, or other interests in favor of Lender or assigned to Lender by others in connection with the Obligations. All rights and remedies of Lender in all such agreements are cumulative.

TAXES, LIENS, ETC. The Debtor agrees to pay all taxes, levies, judgments, assessments, and charges of any nature whatsoever relating to the Collateral or to the Debtor's business. If the Debtor fails to pay such taxes or other charges, the Lender, at its sole discretion, may pay such charges on behalf of the Debtor; and all sums so dispensed by the Lender, including reasonable attorneys' fees, court costs, expenses, and other charges relating thereto, shall become a part of the Obligations and shall be payable on demand.

ENVIRONMENTAL HAZARDS. Debtor certifies that as to any real estate which has been, is now, or will be in the future owned or occupied by Debtor, that such real estate has not in the past, nor will now or in the future be allowed in any manner to be exposed to or contain hazardous or environmentally harmful substances as may be defined or regulated by any local, state or federal law or regulation which impacts, in any way, such substances, except to the extent the existence of such substances has been presently disclosed in writing to Lender, and Debtor will immediately notify Lender in writing of any assertion made by any party to the contrary. Debtor indemnifies and holds Lender and Lender's directors, officers, employees, and agents harmless from any liability or expense of whatsoever nature, including reasonable attorneys' fees, incurred directly or indirectly as a result of Debtor's involvement with hazardous or environmentally harmful substances as may be defined or regulated as such under any local, state or federal law or regulation or Debtor's ownership or occupation of any real estate upon which any hazardous or environmentally harmful substance is or was previously located.

PROTECTION OF COLLATERAL. Debtor agrees that Lender may, at Lender's sole option, whether before or after any event of default, and without prior notice to Debtor, take the following actions to protect Lender's interest in the Collateral: (a) pay for the maintenance, preservation, repair, improvement, or testing of the Collateral; (b) pay any filing, recording, registration, licensing, certification, or other fees and charges related to the Collateral; or (c) take any other action to preserve and protect the Collateral or Lender's rights and remedies under this Agreement, as Lender may deem necessary or appropriate from time to time. Debtor agrees that Lender is not obligated and has no duty whatsoever to take the foregoing actions. Debtor further agrees to reimburse Lender promptly upon demand for any payment made or any expenses incurred by Lender pursuant to this authorization. Payments and expenditures made by Lender under this authorization shall constitute additional Obligations, shall be secured by this Agreement, and shall bear interest thereon from the date incurred at the maximum rate of interest, including any default rate, if one is provided, as set forth in the notes secured by this obligation.

INFORMATION AND REPORTING. The Debtor agrees to supply to the Lender such financial and other information concerning its affairs and the status of any of its assets as the Lender, from time to time, may reasonably request. The Debtor further agrees to permit the Lender, its employees, and agents, to have access to the Collateral for the purpose of inspecting it, together with all of the Debtor's other physical assets, if any, and to permit the Lender, from time to time, to verify Accounts, if any, as well as to inspect, copy, and to examine the books, records, and files of the Debtor.

CROSS-COLLATERALIZATION. Debtor agrees that any security interest provided in Collateral under this Agreement or any Collateral provided in connection with any and all other indebtedness of Debtor to Lender, whether or not such indebtedness is related by class or claim and whether or not contemplated by the parties at the time of executing each evidence of indebtedness, shall act as Collateral for all said indebtedness. This cross-collateralization provision shall not apply to any Collateral that is/are household goods or a principal dwelling.

DEFAULT. The occurrence of any of the following events shall constitute a default of this Agreement: (a) the non-payment, when due (whether by acceleration of maturity or otherwise), of any amount payable on any of the Obligations or any extension or renewal thereof; (b) the failure to perform any agreement of the Debtor contained herein or in any other agreement Debtor has or may have with Lender; (c) the publication of any statement, representation, or warranty, whether written or oral, by the Debtor to the Lender, which at any time is untrue in any respect as of the date made; (d) the condition that any Debtor becomes insolvent or unable to pay debts as they mature, or makes an assignment for the benefit of the Debtor's creditors, or conveys substantially all of its assets, or in the event of any proceedings instituted by or against any Debtor alleging that such Debtor is insolvent or unable to pay debts as they mature (failure to pay being conclusive evidence of inability to pay); (e) Debtor makes application for appointment of a receiver or any other legal custodian, or in the event that a petition of any kind is filed under the Federal Bankruptcy Code by or against such Debtor and the resulting proceeding is not discharged within thirty days after filing; (f) the entry of any judgment against any Debtor, or the issue of any order of attachment, execution, sequestration, claim and delivery, or other order in the nature of a writ levied against the Collateral; (g) the death of any Debtor who is a natural person, or of any partner of the Debtor which is a partnership; (h) the dissolution, liquidation, suspension of normal business, termination of existence, business failure, merger, or consolidation or transfer of a substantial part of the property of any Debtor which is a corporation, limited liability company, partnership or other non-individual business entity; (i) the Collateral or any part of the Collateral declines in value in excess of normal wear, tear, and depreciation or becomes, in the judgment of Lender, impaired, unsatisfactory, or insufficient in character or value, including but not limited to the filing of a competing financing statement; breach of warranty that the Debtor is the owner of the Collateral free and clear of any encumbrances (other than those encumbrances disclosed by Debtor or otherwise made known to Lender, and which were acceptable to Lender at the time); sale of the Collateral (except in the ordinary course of business) without Lender's express written consent; failure to keep the Collateral insured as provided herein; failure to allow Lender to inspect the Collateral upon demand or at reasonable time; failure to make prompt payment of taxes on the Collateral; loss, theft, substantial damage, or destruction of the Collateral; and, when Collateral includes inventory, accounts, chattel paper, or instruments, failure of account debtors to pay their obligations in due course; or (j) the Lender in good faith, believes the Debtor's ability to repay the Debtor's indebtedness secured by this Agreement, any Collateral, or the Lender's ability to resort to any Collateral, is or soon will be impaired, time being of the very essence.

REMEDY. Upon the occurrence of an event of default, Lender, at its option, shall be entitled to exercise any one or more of the remedies described in this Agreement, in all documents evidencing the Obligations, in any other agreements executed by or delivered by Debtor for benefit of Lender, in any third-party security agreement, mortgage, pledge, or guaranty relating to the Obligations, in the Uniform Commercial Code of the state in which Lender is located, and all remedies at law and equity, all of which shall be deemed cumulative. The Debtor agrees that, whenever a default exists, all Obligations may (notwithstanding any provision in any other agreement), at the sole option and discretion of the Lender and without demand or notice of any kind, be declared, and thereupon immediately shall become due and payable; and the Lender may exercise, from time to time, any rights and remedies, including the right to immediate possession of the Collateral, available to it under applicable law. The Debtor agrees, in the case of default, to assemble, at its own expense, all Collateral at a convenient place acceptable to the Lender. The Lender shall, in the event of any default, have the right to take possession of and remove the Collateral, with or without process of law, and in doing so, may peacefully enter any premises where the Collateral may be located for such purpose. Debtor waives any right that Debtor may have, in such instance, to a judicial hearing prior to such retaking. The Lender shall have the right to hold any property then in or upon said Collateral at the time of repossession not covered by the security agreement until return is demanded in writing by Debtor. Debtor agrees to pay all reasonable costs of the Lender in connection with the collecting of the Obligations and enforcement of any rights connected with retaking, holding, testing, repairing, improving, selling, leasing, or disposing of the Collateral, or like expenses. These expenses, together with interest thereon from the date incurred until paid by Debtor at the maximum post-default rate stated in the notes secured hereby, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement. The Lender may sell, lease, or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risk. Unless the Collateral is perishable or threatens to decline speedily in value or of a type customarily sold on a recognized market, Lender will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any notification of intended disposition of the Collateral by the Lender shall be deemed to be reasonable and proper if sent United States mail, postage prepaid, electronic mail, facsimile, overnight delivery or other commercially reasonable means to the Debtor at least ten (10) days before such disposition, and addressed to the Debtor either at the address shown herein or at any other address provided to Lender in writing for the purpose of providing notice. Proceeds received by Lender from disposition of the Collateral may be applied toward Lender's expenses and other obligations in such order or manner as Lender may elect. Debtor shall be entitled to any surplus if one results after lawful application of the proceeds. If the proceeds from a sale of the Collateral are insufficient to extinguish the Obligations of the Debtor hereunder, Debtor shall be liable for a deficiency. Lender shall have the right, whether before or after default, to collect and receipt for, compound, compromise, and settle, and give releases, discharges, and acquittances with respect to, any and all amounts owed by any person or entity with respect to the Collateral. Lender may remedy any default and may waive any default without waiving the default remedied and without waiving any other prior or subsequent default. The rights and remedies of the Lender are cumulative, and the exercise of any one or more of the rights or remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy.

FUTURE ADVANCES AND AFTER-ACQUIRED PROPERTY. Future advances may be made at any time by the Lender under this Agreement to the extent allowed by law. The security interest grant contained in this Agreement also applies to any Collateral of the type(s) identified in this Agreement that the Debtor acquires after this Agreement is executed, except that no security interest attaches to after-acquired consumer goods unless the Debtor acquires rights in such goods within 10 days of Lender giving value. In anticipation of future advances by Lender, the Debtor authorizes Lender to file any necessary financing statements to protect Lender's security interest.

EXERCISE OF LENDER'S RIGHTS. Any delay on the part of the Lender in exercising any power, privilege, or right hereunder, or under any other document executed by Debtor to the Lender in connection herewith, shall not operate as a waiver thereof, and no single or partial exercise thereof or any other power, privilege, or right shall preclude other or further exercise thereof. The waiver by the Lender of any default of the Debtor shall not constitute a waiver of subsequent default.

CONTINUING AGREEMENT. This is a continuing agreement and the security interest (and pledge and assignment, as applicable) hereby granted and all of the terms and provisions of this Agreement shall be deemed a continuing agreement and shall remain in full force and effect until the Obligations are paid in full. In the event that Lender should take additional Collateral, or enter into other security agreements, mortgages, guarantees, assignments, or similar documents with respect to the Obligations, or should Lender enter into other such agreements with respect to other obligations of Debtor, such agreements shall not discharge this Agreement, which shall be construed as cumulative and continuing and not alternative and exclusive.

Any attempted revocation or termination shall only be effective if explicitly confirmed in a signed writing issued by Lender to such effect and shall in no way impair or affect any transactions entered into or rights created or liabilities incurred or arising prior to such revocation or termination, as to which this Agreement shall be truly operative until same are repaid and discharged in full. Unless otherwise required by applicable law, Lender shall be under no obligation to issue a termination statement or similar document unless Debtor requests same in writing, and providing further, that all Obligations have been repaid and discharged in full and there are no commitments to make advances, incur any obligations, or otherwise give value.

ABSENCE OF CONDITIONS OF LIABILITY. This Agreement is unconditional. Lender shall not be required to exhaust its remedies against Debtor, other collateral, or guarantors, or pursue any other remedies within Lender's power before being entitled to exercise its remedies hereunder. Lender's rights to the Collateral shall not be altered by the lack of validity or enforceability of the Obligations against Debtor, and this Agreement shall be fully enforceable irrespective of any counterclaim which the Debtor may assert on the underlying debt and notwithstanding any stay, modification, discharge, or extension of Debtor's Obligation arising by virtue of Debtor's insolvency, bankruptcy, or reorganization, whether occurring with or without Lender's consent.

NOTICES. Any notice or demand given by Lender to Debtor in connection with this Agreement, the Collateral, or the Obligations, shall be deemed given and effective upon deposit in the United States mail, postage prepaid, electronic mail, facsimile, overnight delivery or other commercially reasonable means addressed to Debtor at the address designated at the beginning of this Agreement, or such other address as

Debtor may provide to Lender in writing from time to time for such purposes. Actual notice to Debtor shall always be effective no matter how such notice is given or received.

WAIVERS. Debtor waives notice of Lender's acceptance of this Agreement, defenses based on suretyship, and to the fullest extent permitted by law, any defense arising as a result of any election by Lender under the Bankruptcy Code or the Uniform Commercial Code. Debtor and any maker, endorser, guarantor, surety, third-party pledgor, and other party executing this Agreement that is liable in any capacity with respect to the Obligations hereby waive demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, and any other similar notice whatsoever.

WAIVER OF JURY TRIAL. All parties to this Agreement hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Agreement or any other instrument, document or agreement executed or delivered in connection with this Agreement or the Related Documents.

JOINT AND SEVERAL LIABILITY. To the extent permitted by law, each Debtor executing this Agreement is jointly and severally bound.

SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but, in the event any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity and shall be severed from the rest of this Agreement without invalidating the remainder of such provision or the remaining provisions of this Agreement.

SURVIVAL. The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this Agreement shall be binding on all heirs, executors, administrators, assigns, and successors of Debtor.

ASSIGNABILITY. Lender may assign, pledge, or otherwise transfer this Agreement or any of its rights and powers under this Agreement without notice, with all or any of the Obligations, and in such event the assignee shall have the same rights as if originally named herein in place of Lender. Debtor may not assign this Agreement or any benefit accruing to it hereunder without the express written consent of the Lender.

AUTHORIZATIONS. Debtor authorizes Lender, without notice or demand and without altering Debtor's liability or Lender's rights hereunder, from time to time to take acts which may alter the Obligation of Debtor to Lender or Debtor's right to restitution or subrogation or both, including to the extent allowed by law:

(a) Renewing, compromising, extending, or otherwise changing the time for payment of, or otherwise changing the terms of the Obligations or any part thereof, including increasing the rate of interest;
(b) Extending additional credit to Debtor in any manner for any purpose;
(c) Incurring costs, including attorneys' fees, with respect to enforcing Lender's rights with respect to the Obligations, and Collateral securing the Obligations;
(d) Exchanging, enforcing, waiving, or releasing (whether intentionally or unintentionally) any security for the Obligations or any part thereof or purchase such security at private or public sale and to file any financing statements necessary for Lender to perfect or protect Lender's security interest;
(e) Settling, releasing, compromising with, or substituting any one or more endorsers, guarantors, or other obligors or the Obligations;
(f) Impairing the value of Lender's interest in Collateral through failure to obtain or maintain protection, failure to obtain or maintain recordation of an interest, or through failure to perform a duty owed to Debtor to preserve the Collateral; and
(g) Applying all monies received from Debtor and others or from Collateral in Lender's discretion without in any way being required to marshal assets.

GOVERNING LAW. This Agreement has been delivered in the State of New York and shall be construed in accordance with the laws of that state.

HEADINGS AND GENDER. The headings preceding text in this Agreement are for general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading. All words used in this Agreement shall be construed to be of such gender or number as the circumstances require.

MISCELLANEOUS. Time is of the essence of this Agreement. Except as otherwise defined in this Agreement, all terms herein shall have the meanings provided by the Uniform Commercial Code as it has been adopted in the state of New York. All rights, remedies, and powers of the Lender hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies, and powers given hereunder or in or by any other instruments or by the provision of the Uniform Commercial Code as adopted in the state where the Lender is located, or any other laws, now existing or hereafter enacted. The Debtor specifically agrees that, if it has heretofore or hereafter executed any loan agreement in conjunction with the Agreement, any ambiguities between this Agreement and any such loan agreement shall be construed under the provisions of the loan agreement, to the extent that it may be necessary to eliminate any such ambiguity. Debtor releases Lender from any liability which might otherwise exist for any act or omission of Lender related to the collection of any debt secured by this Agreement or the disposal of any Collateral, except for the Lender's willful misconduct.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ACKNOWLEDGMENT. Debtor acknowledges agreeing to all of the provisions in this Agreement, and further acknowledges receipt of a true and complete copy of this Agreement.

IN WITNESS WHEREOF, Debtor has executed this Agreement on the date and year shown below.

Amplitech, Inc

11-16-15

By: Fawad Maqbool Date

Its: President

UNLIMITED CONTINUING GUARANTY

_The First National Bank of Long Island
43 Glen Head Road
Glen Head, New York 11545-0067
(516)671-2172
www.fnbli.com
rose.florio@fnbli.com

LOAN NUMBER	GUARANTY DATE	
650004476	November 16, 2015	

GUARANTOR INFORMATION

Fawad Maqbool
45 Sensing Blvd
HAUPPAUGE, NY 11788

Type of Entity: Individual
State of Residence: New York

BORROWER INFORMATION

Amplitech, Inc
35-3 Carlough Road
BOHEMIA, NY 11716

Type of Business Entity: Corporation
State of Organization/Formation: New York

UNLIMITED CONTINUING GUARANTY. This Unlimited Continuing Guaranty will be referred to in this document as the "Guaranty."

LENDER. "Lender" means _The First National Bank of Long Island whose address is 43 Glen Head Road, Glen Head, New York 11545-0067, its successors and assigns.

BORROWER. "Borrower" means each party identified above to whom Lender has extended credit and financial accommodations.

GUARANTOR. "Guarantor" means the party identified above that is undertaking certain liabilities to the Lender, as specified herein.

OBLIGATIONS. "Obligations" means any and all indebtedness, obligations, undertakings, covenants, agreements, and liabilities of the Borrower to the Lender, and all claims of the Lender against the Borrower, now existing or hereafter arising, direct or indirect (including participations or any interest of the Lender in indebtedness of the Borrower to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or not matured, monetary or nonmonetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise and all extensions, renewals, refundings, replacements, and modifications of any of the foregoing.

NOTICE TO GUARANTOR. Lender has agreed to extend credit and financial accommodations to Borrower pursuant to a promissory note executed on even date herewith (the "Note"), and all agreements, instruments and documents executed or delivered in connection with the foregoing or otherwise related thereto (together with any amendments, modifications, or restatements thereof, the "Related Documents").

Guarantor is affiliated with Borrower, and as such, shall be benefited directly by the transaction contemplated by the Related Documents, and shall execute this Guaranty in order to induce Lender to enter the transaction.

In consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby guarantees, promises and undertakes, both jointly and severally, as follows:

UNLIMITED CONTINUING GUARANTY. Guarantor hereby unconditionally, absolutely, and irrevocably guarantees to Lender the full and prompt payment and performance when due (whether at the maturity date or by required prepayment, acceleration, or otherwise) of all Obligations of the Borrower to the Lender (notwithstanding the fact that from time to time there may be no indebtedness outstanding), however created, of every kind and description, whether now existing or hereafter arising and whether direct or indirect, due or which may become due, absolute or contingent, primary or secondary, liquidated or unliquidated, whether originated with Lender or owed to others and acquired by Lender by purchase, assignment, or otherwise, and including without limitation all loans, advances, indebtedness and each and every other obligation arising under the Related Documents, and all agreements, instruments and documents evidencing, guarantying, securing or otherwise executed in connection with any of the foregoing, together with any amendments, modifications, and restatements thereof, plus Expenses (as that term is defined below).

This Guaranty is an absolute, present, unconditional, and continuing guaranty of payment and performance that shall remain in full force and effect until all such Obligations shall be fully paid to Lender and otherwise performed.

To the extent permitted by law, if any settlement, discharge, payment, grant of security or transfer of property relating to discharging any duty or liability created under or guaranteed by this Guaranty is rescinded or avoided by virtue of any provision of any bankruptcy, insolvency, or other similar law affecting creditors' rights, Lender will be entitled to recover the value or amount of any such settlement, discharge, payment, grant of security or transfer of property from Guarantor as if such settlement, discharge, payment, grant of security or transfer of property had not occurred.

EXPENSES . Guarantor hereby agrees, to the extent permitted by law, to pay any and all expenses incurred in enforcing any rights under this Guaranty. Without limiting the foregoing, Guarantor agrees that whenever any attorney is used by the Lender to obtain payment hereunder, to enforce this Guaranty, to adjudicate the rights of the parties hereunder, or to advise the Lender of its rights, the Lender shall be entitled to recover reasonable attorneys' fees, all court costs, and expenses attributable thereto (the "Expenses").

CONSENT. The Guarantor consents to all extensions, renewals, and modifications made by the Lender for, or on account of, any indebtedness of Borrower to Lender. Lender may proceed directly against Guarantor in the event of any default by Borrower without resorting to any other persons, to the assets of Borrower, to any collateral security granted by Borrower to Lender, or the liquidation of any collateral security given hereunder to secure this Guaranty. Furthermore, to the extent permitted by law, Guarantor hereby agrees and consents that the Lender may from time to time without notice to Guarantor and without affecting the liability of Guarantor (a) release, impair, sell or otherwise dispose of any security or collateral, (b) release or agree not to sue any guarantor or surety, (c) fail to perfect its security interest in or realize upon any security or collateral, (d) fail to realize upon any of the obligations of Borrower or to proceed against Borrower or any guarantor or surety, (e) renew or extend the time of payment, (f) increase or decrease the rate of interest, (g) accept additional security or collateral, (h) determine the allocation and application of payments and credits and accept partial payments, (i) determine what, if anything, may at any time be done with reference to any security or collateral, and (j) settle or compromise the amount due or owing or claimed to be due or owing from any Borrower, guarantor or surety, which settlement or compromise shall not affect the undersigned's liability for the full amount of the guaranteed obligations. To the extent permitted by law, Guarantor expressly consents to and waives notice of all of the above.

REPRESENTATIONS. Guarantor represents and warrants that Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower's financial condition, and the status of Borrower's performance of obligations imposed by the loan documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder, and Lender has made no representation to Guarantor as far as any such matters. Guarantor further represents and warrants that (i) neither this Guaranty nor any other Related Document to which Guarantor is a party will violate any provision of law, rule, or regulation, or any order of any court or other governmental agency to which Guarantor is subject, any provision of any agreement or instrument to which the Guarantor is a party or by which the Guarantor or any of the Guarantor's assets are bound, or be in conflict with, result in a breach of, or constitute a default under any such agreement or instrument; and (ii) no action, approval, filing, or registration with any governmental public body or authority, nor the consent of any other person or entity, nor any other legal formality, is required in connection with the entering into, performance, or enforcement of this Guaranty, except such as have already been obtained or taken and with respect to which a copy or other satisfactory evidence has been provided to Lender.

SUBROGATION. If the Guarantor shall make payment to the Lender of all or any part of the Obligations and all the Obligations shall be paid in full, the Lender will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor. Notwithstanding any payment or payments made by the Guarantor hereunder, the Guarantor will not exercise any rights of the Lender against the Borrower, nor shall the Guarantor seek contribution from any other Guarantor until all the Obligations shall have been paid and performed in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations will not have been paid in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied to the Obligations, whether matured or unmatured.

GENERAL WAIVERS. Guarantor, to the extent permitted by law, hereby waives (a) notice of acceptance of this Guaranty and all notice of the creation, extension or accrual of any of the Obligations, (b) diligence, presentment, protest, demand for payment, notice of dishonor, notice of intent to accelerate, and notice of acceleration, (c) notice of any other nature whatsoever to the extent permitted by law, (d) any requirement that the Lender take any action whatsoever against the Borrower or any other party or file any claim in the event of the bankruptcy of the Borrower, or (e) failure to protect, preserve, or resort to any collateral, and (f) any defense that could be asserted by Borrower, including defenses arising out of failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of capacity, statute of limitations, lender liability, unenforceability of any loan document, accord and satisfaction, or usury.

Guarantor, to the extent permitted by law, further waives and agrees not to assert any and all rights, benefits, and defenses that might otherwise be available under the provisions of the governing law that might operate, contrary to Guarantor's agreements in this Guaranty, to limit Guarantor's liability under, or the enforcement of, this Guaranty, including all defenses of suretyship.

LENDER'S RIGHTS. Any delay, failure, omission, or lack on the part of the Lender to enforce, assert, or exercise any provision or take any action pursuant to the Related Documents, including any right, power, or remedy conferred on Lender in any of the Related Documents or any action on the part of Lender granting indulgence or extension in any form Guaranty or any Related Documents does not operate as a waiver of the Lender's ability to exercise all of its rights. The Lender may choose to partially exercise rights under this Guaranty and any Related Documents, but that does not prevent the Lender from fully exercising these rights.

SURVIVAL. This Guaranty is binding on all heirs, executors, personal representatives, administrators, assigns and successors of the Guarantor.

ASSIGNABILITY. The Lender may, without notice, assign the Obligations, in whole or in part, and each successive assignee of the Obligations so assigned may enforce this Guaranty for its own benefit with respect to the Obligations so assigned. In the event that any person other than the Lender shall become a holder of any of the Obligations, the reference to the Lender shall be construed to refer to each such holder.

RIGHT OF SET-OFF. To the extent permitted by law, Guarantor gives Lender the right to set-off any of Guarantor's accounts or property which may be in Lender's possession against any amount owed under this Guaranty. This right of set-off does not extend to any Keogh account, IRA, or similar tax deferred deposit. Further, the Lender shall have available all remedies under applicable state and federal laws, including the garnishment of wages, to the extent permitted by law.

WAIVER OF JURY TRIAL. All parties to this Guaranty hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Guaranty or any other instrument, document or agreement executed or delivered in connection with this Guaranty or the Related Documents.

SEVERABILITY. If a court of competent jurisdiction determines any term or provision of this Guaranty is invalid or prohibited by applicable law, that term or provision will be ineffective, but only to the extent required to make it lawful. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Guaranty without invalidating the remainder of the provisions of this Guaranty.

GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York except to the extent that federal law controls.

HEADINGS AND GENDER. The headings in this Guaranty are for convenience in identifying subject matter. The headings have no limiting effect on the text that follows any particular heading. As the context herein requires, the singular shall include the plural and one gender shall include one or both other genders.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ACKNOWLEDGMENT. Guarantor hereby acknowledges that: (a) the Obligations hereunder shall be joint and several; (b) the liabilities undertaken by Guarantor in this Guaranty are complex in nature; and (c) numerous possible defenses to the enforceability of these liabilities may presently exist and/or may arise hereafter. As part of Lender's consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

By signing this Guaranty, Guarantor acknowledges reading, understanding, and agreeing to all its provisions.

Fawad Maqbool — 11-16-15
Fawad Maqbool — Date
Individually

AUTHORIZATION AGREEMENT FOR DIRECT PAYMENTS

_The First National Bank of Long Island
43 Glen Head Road
Glen Head, New York 11545-0067
(516)671-2172
www.fnbli.com
rose.florio@fnbli.com

AGREEMENT DATE	LOAN AMOUNT	
November 16, 2015	$150,000.00	

ACCOUNTHOLDER INFORMATION

Amplitech, Inc
35-3 Carlough Road
BOHEMIA, NY 11716

DEBIT ORIGINATOR ("Company")		RECEIVING DEPOSITORY FINANCIAL INSTITUTION ("RDFI")	
_The First National Bank of Long Island 43 Glen Head Road Glen Head, NY 11545-0067		The First National Bank of Long Island 10 Glen Head Rd GLEN HEAD, NY 11545 Institution Routing Number: 021411335	
LOAN NUMBER	PAYMENT TYPE	DEBIT ACCOUNT NUMBER	ACCOUNT TYPE
650004476	Loan Payment	167002161	Checking/DDA
AMOUNT	FREQUENCY		
Payment Amount based upon Outstanding Balance	Payments to begin December 16, 2015, and continue every month thereafter, until the ending date of November 16, 2018.		

The RDFI is responsible only for performing the services expressly provided for in this Authorization. The terms, conditions, and limitations of liability that govern this Authorization are stated in the Account Agreement Accountholder received at account opening.

This Authorization will remain in full force and effect until Originator has received written notification from the Accountholder of its termination in such time and manner as to afford Company and RDFI a reasonable opportunity to act on it.

Accountholder authorizes the Company to initiate debit entries to their account at the RDFI, and to debit the same to such account. Accountholder acknowledges that the origination of ACH transactions to the account must comply with the provisions of U.S. law.

Amplitech, Inc

Fawad Maqbool 11-16-15
By: Fawad Maqbool Date
Its: President

NOTE: DEBIT AUTHORIZATIONS MUST PROVIDE THAT THE RECEIVER MAY REVOKE THE AUTHORIZATION ONLY BY NOTIFYING THE COMPANY IN THE MANNER SPECIFIED IN THE AUTHORIZATION.